THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R AND SEPARATE ACCOUNT USL VA-R
SUPPLEMENT DATED DECEMBER 19, 2005
TO CERTAIN
VARIABLE UNIVERSAL LIFE INSURANCE POLICY PROSPECTUSES
AND
SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACT PROSPECTUSES

This supplement supersedes and replaces our supplement of December 15, 2005.

          The United States Life Insurance Company in the City of New York ("USL") is amending certain of its variable universal life insurance policy prospectuses and single premium immediate variable annuity contract prospectuses for the sole purposes of providing you with information regarding (i) the proposed reorganization of AIM V.I. Premier Equity Fund, an underlying Fund of the policies' and contracts' variable investment options, and (ii) a change in the availability of the investment option supported by the J.P. Morgan Series Trust II Mid Cap Value Portfolio under the policies and contracts.

          FIRST, USL has received notification that the Board of Trustees of AIM Variable Insurance Funds has approved an Agreement and Plan of Reorganization ("Plan of Reorganization") pursuant to which the AIM V.I. Premier Equity Fund ("Premier Equity Fund") will be reorganized into AIM V.I. Core Equity Fund ("Core Equity Fund"), a Fund of the AIM Variable Insurance Funds. (See the enclosed supplement to the Premier Equity Fund's prospectus.) The Plan of Reorganization is subject to shareholder approval at a meeting on or about April 4, 2006.

          If the Plan of Reorganization is approved, shortly thereafter, all Policy owner accumulation values in the investment option supported by the Premier Equity Fund will be automatically moved into the investment option supported by the Core Equity Fund. Only the underlying Fund will change, not the investment option itself. After the change in the underlying Fund, if you are invested in the Core Equity Fund investment option, you will retain the right to invest in the Core Equity Fund investment option for any purpose allowed under your Policy. You will not retain the right to invest in the Core Equity Fund investment option unless you are invested in the Premier Equity Fund investment option as of 3:00 p.m. Central Standard Time ("CST") on the business day prior to the Fund Closing Date ("Closing Date"), which has yet to be determined.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, automatic rebalancing or new premium allocations into or out of the Premier Equity Fund investment option after 3:00 p.m. CST on the business day prior to the Closing Date, we will delay the entire transaction until after 3:00 p.m. CST on the Closing Date, when we will execute such transaction, which includes an allocation or transfer into or out of Premier Equity. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Closing Date.

          The investment option supported by the Core Equity Fund will not be offered as an investment option under Policies issued on and after the Closing Date. Likewise, the Core Equity Fund investment option will be available for transfers, dollar cost averaging, automatic rebalancing and new premium allocations only if the Policy owner was invested in the Premier Equity Fund investment option as of 3:00 p.m. CST on the business day prior to the Closing Date.

          For a period of time after May 1, 2006, we may provide you with confirmations, statements and other reports that contain the name of the Premier Equity Fund investment option.

          SECOND, beginning May 1, 2006, the J.P. Morgan Series Trust II Mid Cap Value Portfolio (the "Portfolio;" the investment option supported by the Portfolio is referred to as the "JPMorgan Investment Option") will no longer accept any investments of our Separate Accounts. (See the enclosed supplement to the Portfolio's prospectus.) As a result, as of 3:00 p.m. CST on Thursday, April 27, 2006, we are closing the JPMorgan Investment Option previously offered under the Policies for any transfers into the JPMorgan Investment Option, automatic rebalancing, automatic transfer plan (also referred to as dollar cost averaging plan), or new premium allocations by any Policy owner. The JPMorgan Investment Option will no longer be offered as an investment choice for new Policies as of May 1, 2006. Your right to transfer from the JPMorgan Investment Option will remain unaffected.

          If any of your Policy accumulation value is currently invested in the JPMorgan Investment Option, you may wish to transfer your accumulation value to any other available investment option in your Policy. There will be no charge for a transfer, nor will a transfer count against the free transfers that you are allowed each Policy year.

          If you maintain instructions for new premium allocations, automatic rebalancing or an automatic transfer plan with us, you should consider revising your instructions on record with us to remove the JPMorgan Investment Option from your instructions. If your current instructions include the JPMorgan Investment Option and you do not provide us with revised instructions by 3:00 p.m. CST on April 27, 2006, we will continue with your new premium allocations, automatic rebalancing or automatic transfer plan. However, new premium allocations, automatic rebalancing or automatic transfers directed to the JPMorgan Investment Option will be allocated to the VALIC Company I Money Market I Fund until we receive new allocation instructions. You may provide us with revised instructions at any time.

          Please note that if we receive any instruction from you for transfers, new premium allocations, automatic rebalancing or an automatic transfer plan into or out of the JPMorgan Investment Option after 3:00 p.m. CST on Thursday, April 27, 2006, we will delay the entire transaction until after 3:00 p.m. CST on Friday, April 28, 2006, when we will execute such transaction. Allocations or transfers into the JPMorgan Investment Option will instead be allocated to the VALIC Company I Money Market I Fund. Transfers out of the JPMorgan Investment Option will be made as requested. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on Monday, May 1, 2006.

          If your current allocation instructions include the JPMorgan Investment Option, we will write you to assist you with the necessary changes. If you have any questions, please call us. Variable universal life policy owners please call 1-800-251-3720, and single premium immediate variable annuity contract owners please call 1-800-242-4079.